Subsequent Event Subsequent Event (Notes)	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Subsequent Event

On March 31, 2013, the Company completed an internal legal entity restructuring (the “Restructuring”), resulting in the elimination of its legal entity subsidiaries, Mead Products, Mead Direct Response, Inc. (“MDRI”) and Day-Timers, Inc. (“DTI”), and the integration and consolidation of their respective business operations into the Company's chief U.S. operating company, ACCO Brands USA LLC (“ACCO USA”) a wholly-owned subsidiary of ACCO Brands Corporation. As part of the Restructuring: (a) Mead Products transferred to ACCO USA substantially all of its operating assets and liabilities (excluding, among certain other assets, all of its intellectual property assets and all of its obligations and liabilities under (i) the Credit Agreement, dated as of March 26, 2012, by and among the Company, Barclays Bank PLC, as administrative agent, Bank of Montreal, as multi-currency administrative agent, and certain other borrowers and lenders party thereto from time to time, and (ii) the 6.75% Senior Notes due 2020, issued under the Indenture, dated as of April 30, 2012, by and among the Company, Mead Products, Wells Fargo Bank, National Association, as trustee, and the guarantors party thereto from time to time; and (b) DTI transferred to the Company all of its intellectual property assets (collectively, the “Asset and Liability Transfers”). Immediately following the effectiveness of the Asset and Liability Transfers on March 31, 2013: Mead Products merged with and into the Company, with the Company being the surviving legal entity of the merger; and DTI and MDRI each merged with and into ACCO USA, with ACCO USA being the surviving legal entity of each merger. As a result of the Restructuring the debt carried on Mead Products, including the 6.75% Senior Unsecured Notes, were transfered to ACCO Brands Corporation effective March 31, 2013.